UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
March, 2003
CANADIAN DERIVATIVES CLEARING CORPORATION
(Exact name of registrant as specified in its charter)
Ontario, Canada
2-69458
N.A.
(State or other jurisdiction of Incorporation)
(Commission File Number)
(IRS Employer Identification No.)

65 Queen St. West, Suite 700, Toronto, Ontario, Canada
M5H 2M5
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code
(416) 367-2463

120 Adelaide Street West, Toronto, Ontario, Canada M5H 1T1
(Former name or former address, if changed since last report.)













Item 7.	Financial Statement and Exhibits.
(c)	Exhibits	Page
1.	List of Canadian Derivatives Clearing Corporation securities classes listed on the Montreal Exchange as of March 28, 2003.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

By:	/s/Michel Favreau
	Name: 	Michel Favreau
	Title:	Senior Vice President and
		Chief Clearing Officer
Date:	April 3, 2003